Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

NOTE 10 – GOODWILL

In September of 2014, Zhong Chuan Shi Xun acquired a 100% interest in Zhong Chuan Rui You for a consideration of $7,391,894 (RMB48,000,000). Zhong Chuan Rui You is primarily engaged in on-train Wi-Fi business, deploying Wi-Fi equipment on trains and providing passengers with entertainment and information services on trains. The book value of the identifiable net assets of Zhong Chuan Rui You was $151,958 (RMB963,000) and goodwill of $7,239,936 was recorded.

In August of 2018, LK Technology acquired a 100% interest in Superengine Holding Limited for a consideration of $60,000,000, which was paid by the issuance of ordinary shares of the Company in an amount equal to the quotient of (x) the Purchase Price divided by (y) the average of the closing prices of the Ordinary Shares on the NASDAQ Capital Market over the 12 months period preceding July 31, 2018. Superengine possesses patented technologies in spatial-temporal big data indexing, storage, transmission and visualization that can be used in vector maps, HD intelligent maps, interactive location services, smart cities, intelligent transportation systems, mapping and surveying, remote sensing and monitoring. The book value of the identifiable net assets of Superengine was $1,440,349, an intangible asset of $54,070,987 and goodwill of $4,488,664 were recorded. Refer to Note 3 for details.